UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2024

RAFAEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-38411	82-2296593
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 658-1450

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.01 per share	RFL	New York Stock Exchange

Explanatory Note

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K by Rafael Holdings, Inc. (the “Company”) under Items 2.01 and 9.01 on March 13, 2024 (the “Original 8-K”). Amendment No. 1 is being filed in order to provide certain financial statements and to furnish certain pro forma financial information pursuant to Item 9.01 of this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Cornerstone Pharmaceuticals, Inc. (“Cornerstone”) as of and for the year ended July 31, 2023 and the unaudited financial statements of Cornerstone as of and for the three months ended October 31, 2023.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company giving effect to the various transactions which effected a recapitalization and restructuring of Cornerstone, the acquisition by the Company of a controlling interest in Cornerstone, and the consolidation of RP Finance LLC, are filed herewith as Exhibit 99.2.

(d) Exhibits.

Exhibit No.	Document
23.1	Consent of CohnReznick LLP
99.1	Audited Financial statements of Cornerstone Pharmaceuticals, Inc. as of and for the year ended July 31, 2023.
99.2	Unaudited Financial statements of Cornerstone Pharmaceuticals, Inc. as of and for the three months ended October 31, 2023
99.3	The unaudited proforma condensed combined financial statements of the Company.
104	Cover Page Interactive Data File, formatted in Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAFAEL HOLDINGS, INC.

By:	/s/ William Conkling
	Name:	William Conkling
	Title:	Chief Executive Officer

Dated: May 23, 2024

EXHIBIT INDEX

Exhibit No.	Document
23.1	Consent of CohnReznick LLP
99.1	Audited Financial statements of Cornerstone Pharmaceuticals, Inc. as of and for the year ended July 31, 2023.
99.2	Unaudited Financial statements of Cornerstone Pharmaceuticals, Inc. as of and for the three months ended October 31, 2023
99.3	The unaudited proforma condensed combined financial statements of the Company.
104	Cover Page Interactive Data File, formatted in Inline XBRL document.

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